UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 22, 2026
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

On February 22, 2026 (February 23, 2026 in Australia), Mr. Douglas G. Thompson informed Coronado Global Resources Inc. (the “Company”) that he is resigning as Chief Executive Officer (“CEO”) and Managing Director of the Board of Directors (the “Board”) to pursue new opportunities. The effective date of Mr. Thompson’s resignation as CEO and as Managing Director has not been determined at this time, and Mr. Thompson will remain in his role and will support the Company during a period of transition. The Company is conducting a global search process for a new Chief Executive Officer.

Resignation of Chief Development Officer

On February 22, 2026 (February 23, 2026 in Australia), Jeffrey D. Bitzer informed the Company that he is resigning as Chief Development Officer of the Company, effective February 28, 2026 (the “Resignation Date”). Mr. Bitzer will continue to serve as Chief Development Officer through the Resignation Date to help facilitate the transition.

Item 7.01.	Regulation FD Disclosure.

On February 22, 2026 (February 23, 2026 in Australia), the Company lodged an announcement with the Australian Securities Exchange regarding the resignations of Mr. Thompson and Mr. Bitzer and certain management transitions. A copy of the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Resignation of Chief Executive Officer and Management Transitions.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Barend J. van der Merwe
Name:	Barend J. van der Merwe
Title:	Chief Financial Officer

Date:	February 23, 2026